UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): Friday, April 16, 2021

BATTALION OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana St., Suite 6600 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001	BATL	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2021, William T. Transier and Scott H. Germann, members of the board of directors (the “Board”) of Battalion Oil Corporation (the “Company”), notified the Board that they do not intend to stand for re-election at the upcoming Annual Meeting of the Shareholders (the “2021 Annual Meeting”), which is scheduled to occur June 8, 2021. Mr. Transier currently serves as Chairman of the Board, Chair of the Nominating and Corporate Governance Committee, Chair of the Audit Committee and a member of the Compensation Committee. Mr. Germann currently serves as Chair of the Compensation Committee, member of the Reserves Committee and member of the Audit Committee. The decision by each of Mr. Transier and Mr. Germann not to stand for re-election, arose in connection with the Company's preparations for the 2021 Annual Meeting and is not the result of a disagreement with the Company or any of its subsidiaries on any matter relating to the Company’s operations, policies or practices. Copies of the resignation letters of Messrs. Transier and Germann are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

The Company expects both Mr. Transier and Mr. Germann will continue to serve on the Board, and in their respective committee roles, until each of their terms expire at the 2021 Annual Meeting. The size of the Board will be reduced to five (5) persons effective at the date of the 2021 Annual Meeting.

The Board has begun the process of identifying suitable board candidates with the objective of adding one or more board members in due course.

Item 9.01 Financial Statements and Exhibits

Exhibit Index

Exhibit No.    Description:

99.1	Resignation letter of William T. Transier dated April 16, 2021.

99.2	Resignation letter of Scott H. Germann dated April 16, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Battalion Oil Corporation

April 22, 2021	By:	/s/ Leah R. Kasparek
	Name:	Leah R. Kasparek
	Title:	Senior Vice President, Corporate Secretary and Human Resources

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